UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2015

FATE THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36076	65-1311552
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3535 General Atomics Court, Suite 200

San Diego, CA 92121

(Address of principal executive offices, including zip code)

(858) 875-1800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2015, the Board of Directors (the “Board”) of Fate Therapeutics, Inc. (the “Company”), upon recommendation of the Compensation Committee of the Board (the “Compensation Committee”), adopted the Company’s Amended and Restated Senior Executive Incentive Bonus Plan (the “Bonus Plan”), which amends the Company’s existing Senior Executive Cash Incentive Bonus Plan (the “Existing Bonus Plan”) to provide that bonus payments may be made in equity in addition to cash.  No other terms of the Existing Bonus Plan were changed.  The terms of the Existing Bonus Plan were previously disclosed in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 10, 2014, including Exhibit 10.1 thereto.

On January 5, 2015, as part of its annual review of compensation, the Compensation Committee approved annual base salary adjustments for certain of the Company’s executive officers, including its named executive officers, which are effective as of January 1, 2015. In addition, on January 5, 2015, the Board, upon recommendation of the Compensation Committee, approved a base salary adjustment for the Company’s President and Chief Executive Officer.  The adjusted base salaries for such named executive officers are as follows:

		Annual Base Salary
Named Executive Officer	Current Annual Base Salary	effective January 1, 2015
Christian Weyer, M.D., M.A.S., President and Chief Executive Officer	$350,000	$400,000
J. Scott Wolchko, Chief Financial Officer and Chief Operating Officer	$310,000	$345,000
Pratik S. Multani, M.D., M.S., Chief Medical Officer	$325,000	$360,000

Also, on January 5, 2015, as part of its annual review of compensation, the Compensation Committee approved the payment of a portion of annual bonuses earned in respect of 2014 performance in the form of unrestricted stock, subject to certain transfer restrictions, for certain of the Company’s executive officers, including its named executive officers.  In addition, on January 5, 2015, the Board, upon recommendation of the Compensation Committee, approved the payment of a portion of the annual bonus earned in respect of 2014 performance in the form of unrestricted stock, subject to certain transfer restrictions, to the Company’s President and Chief Executive Officer.

Bonuses in the form of stock approved for such named executive officers are as follows:

Named Executive Officer	Stock Value	Number of Shares Granted
Christian Weyer, M.D., M.A.S., President and Chief Executive Officer	$26,250	5,429
J. Scott Wolchko, Chief Financial Officer and Chief Operating Officer	$13,950	2,885
Pratik S. Multani, M.D., M.S., Chief Medical Officer	$14,625	3,024

Item 9.01                                           Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
10.1	Amended and Restated Senior Executive Incentive Bonus Plan
10.2	Form of Unrestricted Stock Award Agreement under the 2013 Stock Option and Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 7, 2015	Fate Therapeutics, Inc.

	By:	/s/ J. Scott Wolchko
J. Scott Wolchko
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amended and Restated Senior Executive Incentive Bonus Plan
10.2	Form of Unrestricted Stock Award Agreement under the 2013 Stock Option and Incentive Plan